UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 1, 2005

NEW RIVER PHARMACEUTICALS INC.
(Exact name of Registrant as specified in charter)

Virginia	000-50851	54-1816479
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1881 Grove Avenue, Radford, Virginia	24141
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	(540) 633-7978
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On March 1, 2005, New River Pharmaceuticals Inc. (the "Company") presented at the Wells Fargo Securities Healthcare Conference. This presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company issued a press release on March 1, 2005 with respect to this presentation, which press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. During this presentation, management of the Company provided results from the Phase 2 trial on its lead drug under development, NRP104.

A total of 52 children aged 6-12 with Attention Deficit Hyperactivity Disorder (ADHD) were enrolled in a double-blind, placebo- and active-controlled, randomized, 3-treatment, 3-period crossover study that compared NRP104's and Adderall XR's efficacy, duration and incidence of adverse events to placebo.

The primary efficacy endpoint in this study was SKAMP-Deportment (Swanson, Kotkin, Agler, M.Flynn and Pelham rating scale). In the study, patients treated with NRP104 showed a statistically significant improvement on primary endpoint compared to placebo across all three doses (p values <0.0001). The Company believes that the studies also demonstrated that efficacy results of NRP104 when compared to placebo and Adderall XR when compared to placebo were similar in terms of primary and secondary endpoints and should support the filing for the inclusion of a dose conversion table in the label of NRP104.

The significant therapeutic effects of NRP104 continued throughout the last assessment time point (i.e., 12 hours post morning dose), compared to placebo, suggesting a 12-hour duration of drug action.

In this study, NRP104 was generally well tolerated, with adverse events of a nature consistent with those in the approved labeling for Adderall XR and other stimulant therapies.

The Company recently reached an agreement to collaborate with Shire Pharmaceuticals Group plc (LSE: SHP; Nasdaq: SHPGY; TSX: SHQ) on the marketing and commercialization of NRP104. In its presentation, the Company indicated that it has not yet determined its appropriate accounting treatment of the $50 million received thus far from Shire.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Presentation made on March 1, 2005 by the Company at the Wells Fargo Securities Healthcare Conference.

99.2	Press release issued on March 1, 2005 by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2005

NEW RIVER PHARMACEUTICALS INC.

By:	/s/ Randal J. Kirk
Randal J. Kirk
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Presentation made on March 1, 2005 by the Company at the Wells Fargo Securities Healthcare Conference.

99.2	Press release issued on March 1, 2005 by the Company.